                                                                EXHIBIT 10.22(a)

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT

          THIS AMENDMENT No. 1 TO CREDIT AGREEMENT (the "Amendment") is made as of February 6, 2001 by and among CHICAGO BRIDGE & IRON COMPANY N.V. (the "Company"), CB&I CONSTRUCTORS, INC., CBI SERVICES, INC., CHICAGO BRIDGE & IRON COMPANY (DELAWARE) and CB&I TYLER COMPANY (collectively, the "SUBSIDIARY BORROWERS," and, together with the Company, the "BORROWERS"), the financial institutions listed on the signature pages hereof (the "Lenders"), BANK ONE, NA (having its principal office in Chicago, Illinois), in its individual capacity as a Lender and in its capacity as contractual representative (the "Administrative Agent"), BANK OF AMERICA, N.A., as Syndication Agent, and HARRIS TRUST AND SAVINGS BANK, as Documentation Agent, under that certain Credit Agreement dated as of December 1, 2000 by and among the Borrowers, the financial institutions party thereto, the Administrative Agent, the Syndication Agent, the Documentation Agent and BANC ONE CAPITAL MARKETS, INC., as Lead Arranger and Sole Book Runner (the "Credit Agreement") Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

          WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to the Credit Agreement; and

          WHEREAS, the Borrowers have requested that the Administrative Agent, the Syndication Agent, the Documentation Agent and the requisite number of Lenders under Section 9.2 of the Credit Agreement amend the Credit Agreement on the terms and conditions set forth herein; and

          WHEREAS, the Borrowers, the requisite number of Lenders under Section
9.2 of the Credit Agreement, the Administrative Agent, the Syndication Agent and the Documentation Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

          1. Amendments to the Credit Agreement. Effective as of February 6, 2001 and subject to the satisfaction of conditions precedent set forth in
Section 2 below, the Credit Agreement is hereby amended as follows:

     1.1. Section 1.1 of the Credit Agreement is amended to insert immediately after the phrase "the H-B Acquisition" now appearing in clause (i) of the definition of "CHANGE OF CONTROL", the following: "and the PDM Acquisition".

     1.2. Section 1.1 of the Credit Agreement is amended to insert immediately prior to the period (".") at the end of the definition Of "TRANSACTION DOCUMENTS", the following: ", and, from and after the consummation of the PDM Acquisition, the documents executed and delivered by the Company or any of its Subsidiaries in connection with the PDM Acquisition, including, without limitation, the PDM Acquisition Agreement".

     1.3. Section 1.1 of the Credit Agreement is amended to add the following definitions thereto in the applicable alphabetical locations:

               "PDM ACQUISITION" means the acquisition by the Company of substantially all of the assets comprising the water and engineered construction divisions of Pitt-Des Moines, Inc, for consideration including (i) a cash purchase price of up to $40,000,000 and (ii) the issuance of 2,848,172 shares of Capital Stock of the Company, and otherwise on terms consistent in all material respects with the terms disclosed to the Administrative Agent and set forth in the PDM Acquisition Agreement.

               "PDM ACQUISITION AGREEMENT" means that certain Asset Purchase Agreement, dated as of February __, 2001, by and between Pitt-Des Moines, Inc., a Pennsylvania corporation, as the seller, and the Company and CB&I Constructors, Inc., as the buyers, as delivered to the Administrative Agent on February 5, 2001.

     1.4. Section 2.3 of the Credit Agreement is amended to delete the reference to "six (6) Interest Periods" and to substitute therefor: "seven (7) Interest Periods."

     1.5. Section 2.14(D)(iii) of the Credit Agreement is amended to delete the language now contained therein and to substitute the following therefor:

               "(iii) Notwithstanding anything herein to the contrary, (x) from the Closing Date to but not including the date the PDM Acquisition is closed and the "Purchase Price" as defined in Section 3.1(a) of the PDM Acquisition Agreement is paid as provided therein (the "PDM Effective Date"), the Applicable Floating Rate Margin, Applicable Eurodollar Margin, Applicable Commitment Fee Percentage and Applicable L/C Fee Percentages shall be determined based on a Leverage Ratio of greater than or equal to 1.50 to 1.00 and less than 2.00 to 1.00 and
          (y) from and after the PDM Effective Date to but not including the fifth (5th) Business Day following receipt of the Company's audited financial statements delivered pursuant to Section 7.1(A)(i) (and accompanying officer's certificate) for the fiscal quarter ended March 31, 2001, the Applicable Floating Rate Margin, Applicable Eurodollar Margin, Applicable L/C Fee Percentages and Applicable Commitment Fee Percentage shall be determined based upon a Leverage Ratio of greater than or equal to 2.00 to 1.00 at which time the Applicable Floating Rate Margin, Applicable Eurodollar Margin, Applicable L/C Fee Percentages and Applicable Commitment Fee Percentage shall be determined based on such financial statements and officer's certificate delivered therewith."

     1.6. Article VI of the Credit Agreement is amended to insert the following new Section 6.22 and Section 6.23 at the end thereof:

               6.22. PDM Financial Statements.

               (A) Pro Forma Financials. The combined pro forma balance sheet, income statements and statements of cash flow of the Company and its Subsidiaries (after giving effect to the PDM Acquisition), copies of which are attached hereto as Schedule 6.22 to this Agreement, present on a pro forma basis the financial condition of the Company and such Subsidiaries as of such date, and demonstrate that the Company and its Subsidiaries can repay their debts and satisfy their other obligations as and when due, and can comply with the requirements of this Agreement. The projections and assumptions expressed in the pro forma financials referenced in this Section 6.22 were prepared in good faith and represent management's opinion based on the information available to the Company at the time so furnished and, since the preparation thereof and up to the effective date of Amendment No. 1 to this Agreement, there has occurred no change in the business, financial condition, operations, or prospects of the Company or any of its Subsidiaries, or the Company and its Subsidiaries taken as a whole, or the water and engineered construction divisions of Pitt-Des Moines, Inc. taken as a whole, which has had or could reasonably be expected to have a Material Adverse Effect.

               (B) Combined Financial Statements. Complete and accurate copies of the audited, combined statements of income, equity and cash flows (and the audit reports related thereto) of the water and engineered construction divisions of Pitt-Des Moines, Inc. for the fiscal years ended December 31, 1997, December 31, 1998 and December 31, 1999 have been delivered to the Administrative Agent and such financial statements were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the combined financial condition and operations of the water and engineered construction divisions of Pitt-Des Moines, Inc. at such date and the combined results of their operations for the period then ended.

               (C) Interim Financial Statements for PDM. Complete and accurate copies of the unaudited, combined statements of income, equity and cash flows of the water and engineered construction divisions of Pitt-Des Moines, Inc. for the nine-month period ended September 30, 2000, have been delivered to the Administrative Agent and such financial statements were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the combined financial condition and operations of the water and engineered construction divisions of Pitt-Des Moines,

          Inc. at such date and the combined results of their operations for the period then ended, subject to normal year-end audit adjustments.

               6.23. PDM Acquisition Transactions. As of the closing date for the PDM Acquisition and immediately prior to the making of any Loans for the purpose of financing the PDM Acquisition:

               (i) the PDM Acquisition Agreement is in full force and effect, no material breach, default or waiver of any term or provision thereof by the Company or any of its Subsidiaries or, to the best of the Company's knowledge, the other parties thereto, has occurred (except for such breaches, defaults and waivers, if any, consented to in writing by the Administrative Agent) and no action has been taken by any competent authority which restrains, prevents or imposes any material adverse condition upon, or seeks to restrain, prevent or impose any material adverse condition upon, the PDM Acquisition;

               (ii) the representations and warranties of the Company and its Subsidiaries contained in the PDM Acquisition Agreement, if any, are true and correct in all material respects, and

               (iii) all conditions precedent to, and all consents necessary to permit, the funding of the PDM Acquisition have been satisfied or waived with the approval of the Administrative Agent (such approval not to be unreasonably withheld).

     1.7. Section 7.3(A)(viii) of the Credit Agreement is amended to delete the reference to "$30,000,000" and to substitute therefor: "$35,000,000."

     1.8. Section 7.3(F) of the Credit Agreement is amended (i) to insert the phrase "and the PDM Acquisition" after the first occurrence of the phrase "the H-B Acquisition", and to insert, "the PDM Acquisition" after the second occurrence of the phrase "the H-B Acquisition", in each case now appearing in clause (a) thereof; (ii) to insert the phrase "(other than the PDM Acquisition)" immediately after the phrase "since the Closing Date" now appearing in clause (a)(6) thereof; (iii) to re-letter clause (ii) thereof as "clause (b)"; and (iv) to insert the following new clause (c) at the end thereof:

               (c) On or prior to the date of the PDM Acquisition, the Company shall furnish to the Administrative Agent each of the following, with sufficient copies for the Lenders, all in form and substance satisfactory to the Administrative Agent and the Lenders:

          (1) Evidence satisfactory to the Administrative Agent that (i) all conditions precedent to the consummation of the PDM Acquisition have been satisfied or waived with the approval of the Administrative Agent, (ii) the PDM Acquisition Agreement has been approved by all necessary corporate action of the Board of Directors of the Loan Parties party thereto, and have not been amended, waived or modified without the approval of the Administrative Agent and (iii) the representations and warranties in the PDM Acquisition Agreement shall be accurate as of the date of the PDM Acquisition; and the Administrative Agent and the Lenders shall have received an opinion of counsel satisfactory to them as to (a) the enforceability of the PDM Acquisition Agreement and (b) the Loan Parties' compliance with law in respect thereof;

          (2) Evidence satisfactory to the Administrative Agent that all required governmental approvals related to the PDM Acquisition have been obtained and all related filings made and any applicable waiting periods shall have expired or been terminated;

          (3) Evidence satisfactory to the Administrative Agent that there exists no injunction or temporary restraining order which, in the judgment of the Administrative Agent, would prohibit the consummation of the PDM Acquisition, or any litigation seeking such an injunction or restraining order or which could reasonably be expected to have material adverse effect on the business or financial condition of the water and engineered construction divisions of Pitt-Des Moines, Inc.;

          (4) Copies of any fairness opinion issued to the Company in respect of the PDM Acquisition, and opinions of value, solvency and other appropriate factual information and advice in form and substance reasonably satisfactory to the Administrative Agent from the Chief Financial Officer of the Company supporting the conclusions that after giving effect to the PDM Acquisition, the Company and its Subsidiaries on a consolidated basis are Solvent and will be Solvent subsequent to incurring the indebtedness contemplated under the Transaction Documents (after giving effect to the PDM Acquisition), will be able to pay its debts and liabilities as they become due and will not be left with unreasonably small working capital for general corporate purposes; and

          (5) Such other documents as the Administrative Agent may have reasonably requested, including, without limitation, a copy of the final, executed PDM Acquisition Agreement, and all instruments, agreements and other documents related thereto, including, without limitation, any shareholder agreement.

     1.9. Section 7.4(B) of the Credit Agreement is amended to insert immediately after the reference to "("Fixed Charge Coverage Ratio")" the following:

          "without duplication"

          and is further amended to insert immediately after the reference to "Restricted Payments" in clause (ii)(d) the following:

           "other than Restricted Payments made to purchase Capital Stock of the Company from Pitt-Des Moines, Inc. acquired by Pitt-Des Moines, Inc. in connection with the PDM Acquisition"

           and is further amended to insert immediately after the reference to "Rentals for such period" in clause (ii)(e) the following:

           "plus (f) amounts paid during such period with respect to Capitalized Lease Obligations".

     1.10. Section 7.4(D) of the Credit Agreement is amended to add at the end of clause (c) immediately after the reference to "Equity Interests" the following:

           "except for the adjustment made to reflect the issuance of Equity Interests in connection with the PDM Acquisition plus (d) seventy percent (70%) of the amount by which stockholders' equity of the Company is, in accordance with Agreement Accounting Principles, adjusted as a result of the issuance of Equity Interests by the Company in connection with the PDM Acquisition."

     1.11. The Schedules to the Credit Agreement are amended to add a new
           Schedule 6.22 in the form attached to this Amendment and to substitute the attached Schedules 1.1.5 and 6.8 for those now part of the Credit Agreement.

          2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following:

     (a) duly executed originals of this Amendment from each of the Borrowers, the requisite number of Lenders under Section 9.2 of the Credit Agreement, the Administrative Agent, the Syndication Agent and the Documentation Agent;

     (b) duly executed originals of a Reaffirmation in the form of Attachment A attached hereto from each of the Subsidiary Guarantors identified thereon;

     (c) payment of an amendment fee of 5 basis points (0.05%) on the Commitment of each Lender that approves this Amendment and returns a signature page signed by such Lender to James E. Clark of Sidley & Austin by telecopy (312-853-7036) by 5:00 p.m. (Chicago time) on Friday, January 12, 2001; and

     (d) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

          3. Representations and Warranties of the Borrowers.

     (a) The Borrowers hereby represent and warrant that this Amendment, the attached Reaffirmations and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and the Subsidiary Guarantors parties thereto and are enforceable against the Borrowers and the Subsidiary Guarantors parties thereto in accordance with their terms

          (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally).

     (b) Upon the effectiveness of this Amendment and after giving effect hereto, (i) the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date) and (ii) no Default or Unmatured Default has occurred and is continuing.

          4. References to the Credit Agreement.

     (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement (including any reference therein to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                     CHICAGO BRIDGE & IRON COMPANY
                                     N.V., as the Company
                                     By:  Chicago Bridge & Iron Company B.V.
                                     Its: Managing Director

                                     By: /s/ Gerald M. Glenn
                                         --------------------------
                                      Name:  Gerald M. Glenn
                                      Title: Managing Director

                                     CB&I CONSTRUCTORS, INC., as a
                                     Subsidiary Borrower

                                     By: /s/ Timothy J.P. Moran
                                         --------------------------
                                      Name:  Timothy J.P. Moran
                                      Title: Treasurer

                                     CBI SERVICES, INC., as a Subsidiary
                                     Borrower

                                     By: /s/ Dennis C. Planic
                                         --------------------------
                                      Name:  Dennis C. Planic
                                      Title: Treasurer

                                     CHICAGO BRIDGE & IRON COMPANY
                                     (DELAWARE), as a Subsidiary Borrower

                                     By: /s/ Timothy J.P. Moran
                                         --------------------------
                                      Name:  Timothy J.P. Moran
                                      Title: Treasurer

                                          CB&I TYLER COMPANY, as a Subsidiary
                                          Borrower

                                          By: /s/ Timothy J.P. Moran
                                              -------------------------------
                                              Name: Timothy J.P. Moran
                                              Title: Treasurer

AGENTS AND LENDERS:                       BANK ONE, NA (having its principal
                                          office in Chicago, Illinois), as
                                          Administrative Agent and as a Lender


                                          By: /s/ Richard T. Bedell
                                              -------------------------------
                                              Name: Richard T. Bedell
                                              Title: Vice President

                                          BANK OF AMERICA, N.A., as Syndication
                                          Agent and as a Lender

                                          By: /s/ Charles F. Lilygren
                                              -------------------------------
                                              Name: Charles F. Lilygren
                                              Title: Managing Director

                                          HARRIS TRUST AND SAVING BANK, as
                                          Documentation Agent and as a Lender

                                          By: /s/ David M. Rubin
                                              -------------------------------
                                              Name: David M. Rubin
                                              Title: Managing Director

                                          ABN AMRO BANK N.V., as a Lender

                                          By: /s/ Thomas K. Peterson
                                              -------------------------------
                                              Name: Thomas K. Peterson
                                              Title: Senior Vice President

                                          By: /s/ Mary L. Honda
                                              -------------------------------
                                              Name: Mary L. Honda
                                              Title: Group Vice President

                                     THE CHASE MANHATTAN BANK, as a
                                     Lender

                                     By: /s/ C.J. Droogan
                                        ---------------------------
                                      Name: C.J. Droogan
                                      Title: Vice President

                                                                    ATTACHMENT A

                                  REAFFIRMATION

     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of December 1, 2000 by and among CHICAGO BRIDGE & IRON COMPANY N.V. (the "Company"), CB&I CONSTRUCTORS, INC., CBI SERVICES, INC., CHICAGO BRIDGE & IRON COMPANY (DELAWARE) and CB&I TYLER COMPANY (collectively, the "Subsidiary Borrowers", and, together with the Company, the "Borrowers"), the financial institutions from time to time party thereto (the "Lenders"), BANK ONE, NA (having its principal office in Chicago, Illinois), in its individual capacity as a Lender and in its capacity as contractual representative (the "Administrative Agent") BANK OF AMERICA, N.A., as Syndication Agent, and HARRIS TRUST AND SAVINGS BANK, as Documentation Agent, and BANC ONE CAPITAL MARKETS, INC., as Lead Arranger and Sole Book Runner (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), which Amendment No. 1 is dated as of February __, 2001 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Leader, each of the undersigned reaffirms the terms and conditions of the Guaranty, the Subsidiary Security Agreement, the Subsidiary Pledge Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: February ___, 2001




CHICAGO BRIDGE & IRON COMPANY              CHICAGO BRIDGE & IRON COMPANY
                                           (DELAWARE)


By /s/ TIMOTHY J.P. MORAN                  By  /s/ TIMOTHY J.P. MORAN
-------------------------------------      ------------------------------------
Name:  Timothy J.P. Moran                  Name:  Timothy J.P. Moran
Title: Treasurer                           Title: Treasurer

CB&I TYLER COMPANY                          CBI CONSTRUCTORS PTY, LTD.

By /s/ Timothy J.P. Moran                   By /s/ David J. Cochrane
   ----------------------------                ------------------------------
Name:  Timothy J.P. Moran                   Name:  David J. Cochrane
Title: Treasurer                            Title: Director

CB&I CONSTRUCTORS, INC.                     LEALAND FINANCE COMPANY B.V.

By /s/ Timothy J.P. Moran                   By /s/ Timothy J.P. Moran
   ----------------------------                ------------------------------
Name:  Timothy J.P. Moran                   Name:  Timothy J.P. Moran
Title: Treasurer                            Title: Managing Director

CBI SERVICES, INC.                          CB&I (EUROPE) B.V.

By /s/ Dennis C. Planic                     By /s/ J.H. Schurink
   ----------------------------                ------------------------------
Name:  Dennis C. Planic                     Name:  J.H. Schurink
Title: Treasurer                            Title: Director

HORTON CBI, LIMITED                         ARABIAN GULF MATERIAL SUPPLY
                                            COMPANY, LIMITED

By /s/ James W. House                       By /s/ Alan R. Black
   ----------------------------                ------------------------------
Name:  James W. House                       Name:  Alan R. Black
Title: Treasurer                            Title: Vice President

CBI VENEZOLANA, S.A.                        ASIA PACIFIC MATERIAL SUPPLY
                                            COMPANY LTD.

By /s/ Mario Marquez                        By /s/ Timothy J.P. Moran
   ----------------------------                ------------------------------
Name:  Mario Marquez                        Name:  Timothy J.P. Moran
Title: Vice President                       Title: Treasurer

CBI EASTERN ANSTALT                         CBI COMPANY LIMITED

By /s/ Timothy J.P. Moran                   By /s/ Timothy J.P. Moran
   ----------------------------                ------------------------------
Name:  Timothy J.P. Moran                   Name:  Timothy J.P. Moran
Title: Administrator                        Title: Treasurer

CBI CONSTRUCCIONES S.A.                         CHICAGO BRIDGE & IRON (ANTILLES)
                                                N.V.

By: /s/ William P. Hare                         By: /s/ Gerald M. Glenn
    ----------------------------                    ----------------------------
Name:  William P. Hare                          Name:  Gerald M. Glenn
Title: Vice President                           Title: Managing Director


CBI CONSTRUCTORS LIMITED                        CHICAGO BRIDGE & IRON COMPANY
                                                B.V.

By: /s/ J.H. Schurink                           By: /s/ Gerald M. Glenn
    ----------------------------                    ----------------------------
Name:  J.H. Schurink                            Name:  Gerald M. Glenn
Title: Director                                 Title: Managing Director


CBI HOLDINGS (U.K.) LIMITED                     CMP HOLDINGS B.V.


By: /s/ J.H. Schurink                           By: /s/ J.H. Schurink
    ----------------------------                    ----------------------------
Name:  J.H. Schurink                            Name:  J.H. Schurink
Title: Director                                 Title: Director


CBI OVERSEAS, LLC                               PACIFIC RIM MATERIAL SUPPLY
                                                COMPANY, LTD.

By: /s/                                         By: /s/ Alan R. Black
    ----------------------------                    ----------------------------
Name:                                           Name:  Alan R. Black
Title:                                          Title: Vice President


CENTRAL TRADING COMPANY, LTD.


By: /s/ Timothy J.P. Moran
    ----------------------------
Name:  Timothy J.P. Moran
Title: Treasurer

HOWE-BAKER INTERNATIONAL, L.L.C.


By: /s/ Ronald D. Brazzel
    --------------------------
Name:  Ronald D. Brazzel
Title: President and Chief Executive Officer


HOWE-BAKER ENGINEERS, LTD.
By and through its General Partner
Howe-Baker Management, L.L.C.

By: /s/ Ronald D. Brazzel
    --------------------------
Name:  Ronald D. Brazzel
Title: President


HOWE-BAKER HOLDINGS, L.L.C.


By: /s/ Ronald D. Brazzel
    --------------------------
Name:  Ronald D. Brazzel
Title: President and Chief Executive Officer


HOWER-BAKER MANAGEMENT, L.L.C.


By: /s/ Ronald D. Brazzel
    --------------------------
Name:  Ronald D. Brazzel
Title: President


HOWE-BAKER, L.P.
By and through its General Partner
Howe-Baker Management, L.L.C.


By: /s/ Ronald D. Brazzel
    --------------------------
Name:  Ronald D. Brazzel
Title: President

MATRIX ENGINEERING, LTD.
By and through its General Partner
Howe-Baker International Management, L.L.C.


By: /s/ Ronald D. Brazzel
    --------------------------
Name:  Ronald D. Brazzel
Title: Chairman of the Board and Chief Executive Officer


HBI HOLDINGS, L.L.C.


By: /s/ Ronald D. Brazzel
    --------------------------
Name:  Ronald D. Brazzel
Title: President and Chief Executive Officer


HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.


By: /s/ Ronald D. Brazzel
    --------------------------
Name:  Ronald D. Brazzel
Title: Chairman of the Board and Chief Executive Officer


A & B BUILDERS, LTD.
By and through its General Partner
Matrix Management Services, L.L.C.


By: /s/ Ronald D. Brazzel
    --------------------------
Name:  Ronald D. Brazzel
Title: Chairman of the Board and Chief Executive Officer


MATRIX MANAGEMENT SERVICES, L.L.C.

By: /s/ Ronald D. Brazzel
    --------------------------
Name:  Ronald D. Brazzel
Title: Chairman of the Board and Chief Executive Officer

CALLIDUS TECHNOLOGIES INTERNATIONAL, L.L.C.


By: /s/ Ronald D. Brazzel
    --------------------------
Name:  Ronald D. Brazzel
Title: Chairman of the Board


CALLIDUS TECHNOLOGIES, L.L.C.


By: /s/ Ronald D. Brazzel
    --------------------------
Name:  Ronald D. Brazzel
Title: Chairman of the Board


CONSTRUCTORS INTERNATIONAL, L.L.C.


By: /s/ Ronald D. Brazzel
    --------------------------
Name:  Ronald D. Brazzel
Title: President and Chief Executive Officer


PROCESS MANAGEMENT, L.L.C.


By: /s/ Ronald D. Brazzel
    --------------------------
Name:  Ronald D. Brazzel
Title: President Chief Executive Officer